LNH REIT, INC.
                        POWER OF ATTORNEY


     The undersigned Director of LNH REIT, Inc., a Maryland Trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-KSB (or such other form as may be required) for the year ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                             /s/ H.C. Bailey
                                        H.C. Bailey, Jr.
                                        Director

Date:     3-15-96

                         LNH REIT, INC.
                        POWER OF ATTORNEY


     The undersigned Director of LNH REIT, Inc., a Maryland Trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-KSB (or such other form as may be required) for the year ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                        /s/ George R. Farish
                                        George R. Farish
                                        Director

Date:     3-18-96

                         LNH REIT, INC.
                        POWER OF ATTORNEY


     The undersigned Director of LNH REIT, Inc., a Maryland Trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-KSB (or such other form as may be required) for the year ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                             /s/ Ted Enloe
                                        Ted Enloe
                                        Director

Date:     3-15-96